                                                                                        Exhibit 10.175

                                             STIPULATED SUM AGREEMENT

                                                      between

                                          MedImmune, Inc. and Contractor

AGREEMENT

Made this 28 day of June in the year 2002 BETWEEN MedImmune, Inc., of Gaithersburg, Maryland (MedImmune) and HITT Contracting Inc.
of Fairfax, Virginia ("the Contractor") MedImmune and the Contractor agree as set forth below.

                                                     ARTICLE 1
                                              THE CONTRACT DOCUMENTS

The Contract  Documents  consist of the Agreement,  any Exhibits  attached hereto,  Drawings,  Specifications,  all
Addenda issued prior to execution of the Agreement and all  Modifications  issued  subsequent  thereto.  These form the Contract,  and all are as fully a part of the Contract as if attached to the Agreement or repeated  herein.  An enumeration of the Contract Documents appears in Paragraph 8.3.

                                                     ARTICLE 2
                                                     THE WORK

The Contractor shall perform all the Work required by the Contract Documents, namely:
The Contractor shall perform general  construction for the MedImmune,  Inc.  Administration / R&D Campus Project, Phase I, Site
Work, Core and Shell.

                                                     ARTICLE 3
                                                  PROJECT MANAGER

The Project Manager for this Project is (CONFIDENTIAL TREATMENT REQUESTED), of MedImmune, Inc.  The Contractor must take all direction from the Project Manager.

                                                     ARTICLE 4
                                        TIME OF COMMENCEMENT AND COMPLETION

Time is of the  essence  with  regard to this  Contract.  The Work to be  performed under this Contract shall be commenced March 14, 2002 (Notice to Proceed date), and completed on or before (CONFIDENTIAL TREATMENT REQUESTED).

(Below insert any special provision for liquidated damages relating to failure to complete on time.)
The above  completion  date  represents  the date a  certificate  of  occupancy  is obtained  for core and shell.  The
Contractor shall expend premium time, at no cost to MedImmune, Inc., to preserve this date.

                                                     ARTICLE 5
                                                   CONTRACT SUM

MedImmune shall pay the Contractor for the performance of the Work, subject to additions and deductions by Change
Order as provided in Article 12, in current funds, the Contract sum of: (CONFIDENTIAL TREATMENT REQUESTED).

                                                     ARTICLE 6
                                                 PROGRESS PAYMENTS

Based upon request for payment,  including  final or partial  Waiver of Lien,  submitted to the Project  Manager by the  Contractor  and  certification  for  payment  issued by the Project  Manager,  MedImmune  shall make  progress payments  on account of the  Contract  Sum to the  Contractor  as  provided in the  Conditions  of the  Contract as follows:

On or about the tenth day of each month,

(i)      (CONFIDENTIAL  TREATMENT  REQUESTED) of the  proportion of the Contract Sum allocable to labor,  materials and equipment incorporated in the Work, less the aggregate of previous payments; and

(ii)     That portion of the Contract Sum  allocable to materials and  equipment  suitably  stored (as to which all vendor  security  interests  have  been  released)  at the  site  up to the 1st  day of  that  month  less the aggregate of previous payments.

(iii)    All  approved  progressive  payments  shall  be paid  within  30 days of  receipt  of the  invoice  by the owner.

Upon  Substantial  Completion of the entire Work, a sum  sufficient to increase the total  payments to the Contract
Sum, less amount retained, as the Project Manager shall determine, for all incomplete work and unsettled claims.

(Below insert any  provisions  made for limiting or reducing the amount  retained  after the Work reaches a certain stage of completion.)

         Not Applicable

                                                     ARTICLE 7
                                                   FINAL PAYMENT

Final  payment,  constituting  the entire  unpaid  balance of the Contract  Sum, shall be paid by MedImmune to the
Contractor  30 days after  Substantial  Completion of the Work,  unless  otherwise  stipulated  in the  Certificate of Substantial  Completion,  provided the Work has then been completed,  the Contract fully performed,  and a final certification for payment has been issued by the Project Manager.

                                                     ARTICLE 8
                                             MISCELLANEOUS PROVISIONS

8.1      Terms used in this  Agreement  which are defined in the  Conditions of the contract shall have the meaning designated in those Conditions.

8.2      The  Contractor  agrees to reimburse  MedImmune for any expenses  incurred by MedImmune as a result of any mechanics  lien or  liens  asserted  against  MedImmune's  property  by  anyone  furnishing  materials  or rendering  services  in the  execution  of the  Work  which  is the  subject  of this  Contract,  provided
         MedImmune is not in default on any payments to the  Contractor in accordance  with the terms hereof at the time of filing  any such  mechanics  lien or liens;  and  MedImmune  may  retain  from any  amount due the contractor  such amounts as may be  reasonably  required to reimburse it for any such  expense,  and apply the same against any such expense incurred,  provided  MedImmune has otherwise paid the contractor all the amounts due it in accordance with the terms hereof.

8.3      The Contract  Documents,  which constitute the entire agreement between MedImmune and the Contractor,  are listed  in  Article  1 and,  except  for  modifications  issued  after  execution  of this  Agreement  are enumerated as follows:

         (List below the Agreement,  Conditions of the contract [General,  Supplementary,  Safety Regulations,  and other  Conditions],  Drawings,  Specifications,  Addenda and  accepted  Alternates,  showing page or sheet numbers in all cases and dates where applicable.)

         (1)  General   Conditions   of  the   Contract  for   Construction,   AIA   Document   A201-1997,   1997
         Edition-Electronic  Format,  Fifteenth Edition, 40 pages,  attached;  (2) MedImmune,  Inc.  Supplementary
         General  Conditions to the General  Conditions of the Contract for Construction.  AIA Document A201, 1997
         Version,  Revised  11/01,  7  pages,  attached;  (3)  MedImmune,  Inc.  R&D/Admin  Project  Request  for
         Proposal  Site  Work,  Core & Shell,  11-15-01,  14  pages,  attached  - Note that  Attachment  1 of this attachment  (MEDCO  Purchase  Order Form) is omitted and is not included in this  contract;  (4) Contract
         Addendum #1 MedImmune,  Inc. Change Order Handling Procedure R&D/Admin Project,  January 4, 2002, 1 page, attached;  (5) HO+K  Memorandum  from Jon  Hoffscheider-  Revised Bid Items:  Conformed  "Revision  Zero"
         Construction Set for Base Building:  MedImmune:  Phase I - R&D and Admin.  Campus, May, 14, 2002 3 pages, attached;  (6) HO+K Fax  Transmittal  from  Walt  Urbanck  to the  attention  of Curtis  Rakosi of HITT,
         Brian  Rose of Clark,  Tim Regan of  Whiting-Turner,  January  4,  2002,  26  pages,  attached;  (7) HITT
         MedImmune, Inc. Administration and Research & Development Campus, Gaithersburg,  Maryland,  Exceptions to
         the  Contract  Document  Scope,  4 Feb 02, 8 pages,  attached;  (8) HITT Bid  Proposal  MedImmune,  Inc.
         Research and  Development/Administration  Campus,  Final Bid Form,  1/9/02,  1 page,  attached;  (9) HITT
         Bid Proposal  MedImmune,  Inc. Research and  Development/Administration  Campus Scope of Work, 1/10/02, 5
         pages,  attached;  (10)  HITT  Letter  from  Jonathan  Cadle,  MedImmune  -  Phase  1  (Core  &  Shell),
         Breakdown  of  Contract  Value,  June  27,  2002  1  page,  attached;  (11)  HO+K  Transmittal  from  Jon
         Hoffschneider,  Conformed  "Revision Zero" Construction Set for Base Building:  MedImmune:  Phase 1 - R&D
         and Admin.  Campus,  February 5, 2002, 1 page,  attached;  (12) MedImmune  Specification  List - 3/23/02,
         5  pages,   attached;   (13)   MedImmune   Drawing  List  -  3/23/02,   7  pages,   attached  (14)  HITT
         MedImmune Cost Loaded Schedule 5/30/02,  71 pages,  attached (15) Syska & Hennessy,  Inc. Memorandum from
         Karl Decker,  MedImmune  Core & Shell  Addendum 5,  Pre-Award  Clarifications  dated  1/15/02,  4 pages, attached

8.4      The contractor  shall be responsible  for compliance  with all OSHA, and all other Federal,  State,  Local and facility safety and security regulations.

                                                     ARTICLE 9
                                                      INTENT

The intent of these  documents is to include all labor,  material,  appliances and services of every kind necessary for the proper execution of the Work and the terms and conditions of payment thereof.

The  documents  are to be  considered  as one, and whatever is called for by any one of the  documents  shall be as binding  as if  called  for by all.  In the event of any  inconsistency  between  the  provisions  of any  Contract
Documents,  the provisions of the  Supplementary  General  Conditions (if any) shall prevail over the provisions of this and/or any General Conditions.

                                                    ARTICLE 10
                                     PROTECTION OF WORK, PROPERTY AND PERSONS

The Contractor shall  adequately  protect the Work,  adjacent  property and the public and shall be responsible for any damage or injury due to its act or neglect.

                                                    ARTICLE 11
                                                INSPECTION OF WORK

The  contractor  shall  permit  and  facilitate  inspection  of the Work by  MedImmune  and its  agents  and public authorities at all times.

                                                    ARTICLE 12
                                                CHANGES IN THE WORK

MedImmune  may order  changes  in the Work,  the  contract  sum being  adjusted  accordingly.  All such  orders and adjustments  shall  be in  writing.  Claims  by the  Contractor  for  extra  cost  must be made in  writing  before executing the Work involved.

When  MedImmune  orders  changes to the work,  the  Contractor  shall not be  entitled  to any  additional  General
Conditions or Fee, nor shall its Subcontractors  until the total aggregate sum of all approved MedImmune  initiated changes  exceeds  (CONFIDENTIAL  TREATMENT  REQUESTED).  If in the event the total  aggregate  sum of all  approved
MedImmune   initiated  changes  exceeds   (CONFIDENTIAL   TREATMENT   REQUESTED),   then  the  Contractor  and  its
Subcontractors shall each be entitled to add (CONFIDENTIAL  TREATMENT  REQUESTED)additional  General Conditions and
(CONFIDENTIAL TREATMENT REQUESTED)additional Fee of the cost of the work associated with the approved change.

When MedImmune orders changes to the work, the following unit prices shall be used:

        Item       Description                                                     Unit Prices

        1          Import, Place and Compact Suitable Soils                        (CONFIDENTIAL TREATMENT REQUESTED)
        2          Export Unsuitable Soils                                         (CONFIDENTIAL TREATMENT REQUESTED)
        3          Export Excess Construction Debris                               (CONFIDENTIAL TREATMENT REQUESTED)
        4          Rock Excavation Premium (No Blasting)                           (CONFIDENTIAL TREATMENT REQUESTED)
        5          On-Site Excavation                                              (CONFIDENTIAL TREATMENT REQUESTED)
        6          Concrete Sidewalk - 5' wide                                     (CONFIDENTIAL TREATMENT REQUESTED)
        7          Furnish / Install 10" waterline (4' depth)                      (CONFIDENTIAL TREATMENT REQUESTED)
        8          Furnish / Install 10" Sewer (10' depth)                         (CONFIDENTIAL TREATMENT REQUESTED)
        9          Furnish / Install Segmental Block Retaining Wall (3' ht)        (CONFIDENTIAL TREATMENT REQUESTED)
        10         Furnish / Install Segmental Block Retaining Wall (5' ht)        (CONFIDENTIAL TREATMENT REQUESTED)
        11         Concrete Curb and Gutter                                        (CONFIDENTIAL TREATMENT REQUESTED)
        12         Bituminous Pavement - Light Duty                                (CONFIDENTIAL TREATMENT REQUESTED)
        13         Bituminous Pavement - Heavy Duty                                (CONFIDENTIAL TREATMENT REQUESTED)
        14a        Sediment Control: Earthwork Dike (A-1)                          (CONFIDENTIAL TREATMENT REQUESTED)
        14b        Sediment Control: Silt Fence                                    (CONFIDENTIAL TREATMENT REQUESTED)
        14c        Sediment Control: Super Silt Fence                              (CONFIDENTIAL TREATMENT REQUESTED)
        14d        Sediment Control: Construction Entrance                         (CONFIDENTIAL TREATMENT REQUESTED)

                                                    ARTICLE 13
                                                CORRECTION OF WORK

The  Contractor  shall  re-execute  any work that fails to conform to the  requirements  of the  contract  and that appears  during the  progress of the Work,  and shall  remedy any defects due to faulty  materials  or  workmanship which appear within a period of one year from the date of  completion of the contract at no cost to MedImmune.  The provisions  of this  article  apply to work  done by  subcontractors  as well as to work done by  employees  of the
Contractor.

                                                    ARTICLE 14
                                      MEDIMMUNE'S RIGHT TO TERMINATE CONTRACT

Should the  Contractor  neglect to prosecute the Work  properly,  or fail to perform any provision of the contract,
MedImmune,  after seven days' written notice to the contractor and its surety,  if any, may,  without  prejudice to any other remedy it may have, make good the  deficiencies  and may deduct the cost thereof from the payment then or thereafter  due the  Contractor,  or,  at its  option,  may  terminate  the  contract  and take  possession  of all materials,  tools,  and appliances,  and finish the Work by such means as it sees fit, and if the unpaid balance of the contract price exceeds the expense of finishing the Work, such excess shall be paid to the  Contractor,  but if such expense exceeds such unpaid balance, the contractor shall pay the difference to MedImmune.

                                                    ARTICLE 15
                                     CONTRACTOR'S RIGHT TO TERMINATE CONTRACT

Should the work be stopped by any public  authority  for a period of thirty  days or more,  through no fault of the contractor,  or should the work be stopped  through act or neglect of MedImmune  for a period of fourteen  days, or should  MedImmune  fail to pay the  Contractor  any payment  within ten days after it is due, then the  Contractor, upon seven days' written  notice to MedImmune,  may stop work or terminate the contract and recover from  MedImmune payment for all work executed together with reasonable profit and costs of demobilization.

                                                    ARTICLE 16
                                                     PAYMENTS

Payments  shall be made as  provided  in the  agreement.  The  making and  acceptance  of the final  payment  shall constitute a waiver of all claims by MedImmune,  other than those arising from unsettled  liens or from faulty work appearing  thereafter,  as provided for under  "correction of work": and of all claims by the Contractor except any claims  previously made and still  unsettled.  Payments  otherwise due may be withheld on account of defective work not remedied,  liens filed,  damage by the Contractor to others not adjusted,  or failure by the Contractor to make payments properly to subcontractors or for material or labor.

                                                    ARTICLE 17
                                                SEPARATE CONTRACTS

MedImmune  has the right to let other  contracts in  connection  with the work and the  Contractor  shall  properly cooperate with any such other contractors.

                                                    ARTICLE 18
                                                  INDEMNIFICATION

The  Contractor  shall,  at  all  times,  remain  an  independent  contractor,   and  shall  not  be  considered  a
representative  of,  or agent  of,  MedImmune.  To the  fullest  extend  permitted  by law,  the  Contractor  shall indemnify and hold harmless  MedImmune,  its agents and  employees,  from and against  claims,  damages  losses and expenses, included, but not limited to, attorney's fees arising out of or resulting from performance of the Work.

                                                    ARTICLE 19
                                                     INSURANCE

19.1     The  Contractor,  prior to the  commencement  of any Work under the Contract,  shall  purchase,  and until completion of the Work,  shall maintain,  such insurances as will protect it and MedImmune from all claims which may arise out of or result  from the  contractor's  performance  under the  Contract,  whether  such performance be by itself or by one or more  Subcontractors  or by anyone  directly or indirectly  employed by any of them, or by anyone for whose acts any of them may be liable.

19.2     The insurance  required  under  paragraph  19.1 shall be written for not less than any limits of liability specified  herein or as required  by law,  whichever  is  greater,  said  insurance  to  include,  without limitation, the following:

A.       Insurance for  liability  under the worker's  compensation  or  occupational  disease laws of any state or
         other   jurisdiction  in  which  Work  under  the  contract  is  performed  (or  be  a  qualified self-insurer in those states and  jurisdictions) or otherwise  applicable with respect to persons performing Work hereunder and employer's liability insurance  covering  all claims by or in Respect to the employees of the contractor and all Subcontractors, providing:

         a. Coverage for the statutory  limits of all claims under the applicable  State Workers'  Compensation Act or
         Acts.  If the Work will result in  exposures  under the U.S.  Longshoremen's  and Harbor Workers Act and its
         amendments,  the Jones Act or the Federal  Employer's Liability Act coverage shall be extended to include those laws;

         b. Employers Liability Insurance with a limit of not less than (CONFIDENTIAL TREATMENT REQUESTED); and

         c. Voluntary compensation insurance covering all employees not subject to the applicable Workers' Compensation Act or Acts.

B.       Comprehensive  General Liability Insurance  (including  watercraft liability coverage if the Work is on or near water),  with a combined single limit of not less than  (CONFIDENTIAL  TREATMENT  REQUESTED)
         for each occurrence  involving  personal  injuries and/or property loss or damage during the term of the  Contract  covering  the  Work  herein  described,  such  insurance  to  include,  without limitation:

         a. Coverage extensions for completed Operations,  Blanket Contractual Liability,  Independent contractors and SCU;

         b. A standard  endorsement to its  Comprehensive  General  liability policy naming MedImmune as an additional insured  under said policy with respect to any  contingent or indirect  legal  liability of MedImmune arising out of the contractor's performance hereunder; and

         c. Specific  coverage for contractual  liability assumed buy contractor under the  indemnification  agreement contained in the Contract.

C.       Comprehensive  Automobile and Truck  Liability  Insurance  covering all  automotive  equipment used in the operations,  with a  combined  single  limit  of not less  than  (CONFIDENTIAL TREATMENT REQUESTED)for each occurrence involving a personal injuries and/or property damage.

D.       The Contractor  shall procure and maintain  Umbrella  (Excess)  Liability  coverage for the  Comprehensive
         General Liability,  Comprehensive Automobile Liability and Employer's Liability,  noted above, in an amount of not less than (CONFIDENTIAL TREATMENT REQUESTED).

E.       The contractor will permit no  Subcontractor  to enter upon or continue the performance of the Work unless such  Subcontractor  is and  remains  insured in  accordance  with  requirements  which  shall be specified by the Contractor in  Subcontractor  agreements  approved by MedImmune.  The contractor shall  indemnify  MedImmune for any loss suffered by it for the  contractor's  failure to require any such Subcontractor to be so insured.

F.       Certificates of Insurance acceptable to MedImmune shall be filed with
         MedImmune prior to the  commencement of the Work.  These  Certificates  shall contain a provision that  coverages  afforded  under the policies  will not be  cancelled or modified  until at least thirty days prior written  notice has been given to MedImmune.  The  compliance by the Contractor with insurance  requirements  in paragraph  19.1 shall not relieve the Contractor  from Liability under the indemnification provision of the Contract.

19.3     MedImmune  shall purchase and maintain,  in a company or companies  lawfully  authorized to do business in the  jurisdiction  in which the project is located,  property  insurance  covering  the entire work at the site on a replacement  cost basis.  Such property  insurance  shall be maintained  until final payment has been made as provided in the contract.  This  insurance  shall  include the  interests of  MedImmune,  the contractor and Subcontractors in the Work, as their interests may appear.

19.4     MedImmune and contractor  hereby agree to obtain waivers of any  subrogation  rights of their insurers for any loss including,  without  limitation,  loss of use and all  consequential  damages thereof,  resulting from risks to be insured under this Section.

19.5     MedImmune  shall  purchase  and  maintain  such  Boiler &  Machinery  insurance  as may be required by the contract  Documents or by law. This  insurance  shall include the interests of MedImmune,  the  Contractor and Subcontractors in the Work, as their interest may appear.

                                                    ARTICLE 20
                                                    ARBITRATION

All claims or  disputes  arising out of this  Contract or the Breach  thereof  shall be decided by  arbitration  in accordance with the contraction  Industry  Arbitration  Rules of the American  Arbitration  Association  unless the parties  mutually agree  otherwise.  Notice of the demand for arbitration  shall be filed in writing with the other party to the contract  and with the American  Arbitration  Association  and shall be made within a reasonable  time after the dispute has arisen.

In Witness Whereof, the parties hereto executed this agreement as of the day and year first above written.

MEDIMMUNE, INC.                                      HITT Contracting Inc.

By /s/ Randall M. Turner                             By /s/ Reginald J. Arnold, II
  ----------------------------------                   ----------------------------------
            Signature                                              Signature

   Randall M. Turner                                   Reginald J. Arnold, II
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            Print Name                                             Print Name

   V.P. Engineering and Facilities                     Executive Vice President
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            Title                                                  Title

   July 5, 2002                                        August 7, 2002
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            Date                                                   Date